                                                                   EXHIBIT 10.16

                     AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT

      THIS AMENDMENT NO. 3, dated as of September 14, 2001 (the "Amendment"), to that certain Management Agreement (as amended, restated or otherwise modified from time to time prior to the date hereof, the "Agreement"), dated as of February 9, 2001, between Universal Compression, Inc. "UCI") and BRL Universal Compression Funding I, L.P. ("BRL").

                                   WITNESSETH:
                                   -----------

      WHEREAS, UCI and BRL desire to amend the Agreement;

      NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

      SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Amendment terms used in this Amendment shall have the meanings assigned to them in the Agreement.

      SECTION 2. Amendments to the Agreement. Effective at 8:00 a.m. (New York time) on September 14, 2001, following the execution and delivery of this Amendment (the "Effective Date"):

      (a) Section 9.12 of the Agreement is hereby amended and restated in its entirety as follows:

      "9.12 Appraisals. (1) By not later September 30, 2001, the Manager shall (at its expense) furnish (or cause to be furnished) to the Owner and to each Entitled Party two (2) additional Appraisals setting forth the Appraised Value of each Lease Pool as of the Closing Date. Upon delivery of such additional Appraisals, the Appraised Value of each Compressor shall be adjusted in accordance with the provisions set forth in the definition of the term "Appraised Value."

            By not later than the Payment Date in February of each calendar year commencing on the Payment Date occurring in February, 2002, the Manager shall (at its expense) furnish (or cause to be furnished) to the Owner and to each Entitled Party three (3) Appraisals setting forth the Appraised Value of each Lease Pool as of the date of such Appraisal."

      SECTION 3. Representations and Warranties. Each of the parties hereto hereby confirms that each of the representations and warranties set forth in the Agreement made by such party are true and correct as of the date first written above with the same effect as though each had been made by such party as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.



Amendment No. 3 to Management Agreement-Page 1
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      SECTION 4. Effectiveness of Agreement.

      (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      (b) On the Effective Date, (i) this Amendment shall become a part of the Agreement and (ii) each reference in the Agreement to "this Agreement", or "hereof", "hereunder" or words of like import, and each reference in any other document to the Agreement shall mean and be a reference to such Agreement, as amended or modified hereby.

      (c) Except as expressly amended or modified hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

      SECTION 5. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO NEW YORK'S CONFLICTS OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                            [signature page follows]


Amendment No. 3 to Management Agreement-Page 2
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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                          UNIVERSAL COMPRESSION, INC.


                                          By: /s/ Richard W. Fitzgerald
                                              ----------------------------------
                                                  Senior Vice President


                                          UCO COMPRESSION LLC


                                          By: /s/ Richard W. Fitzgerald
                                              ----------------------------------
                                                  Senior Vice President


                                          BRL UNIVERSAL COMPRESSION
                                          FUNDING I, L.P.

                                          By: BRL UNIVERSAL COMPRESSION
                                              MANAGEMENT, INC., its general
                                              partner


                                              By: /s/ Gregory C. Greene
                                                  ------------------------------
                                                      President


Signature Page - Amendment No. 3 to Management Agreement-Page 1
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                                     For the limited purposes
                                     set forth herein, Accepted
                                     and Agreed:

                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, not in its
                                     individual capacity but solely as indenture trustee


                                     By: /s/ Edna Barber
                                        ---------------------------------------
                                             Assistant Vice President


                                     Amendment No. 3 to the Management
                                     Agreement is hereby approved.

                                     FIRST UNION SECURITIES, INC., as deal
                                     agent


                                     By: /s/ Manoj Kumar
                                         --------------------------------------
                                              Vice President

                                     VARIABLE FUNDING CAPITAL
                                     CORPORATION, as note holder

                                     By: First Union Securities, Inc., as
                                         attorney-in-fact

                                         By: /s/ Manoj Kumar
                                             ----------------------------------
                                                  Vice President

Signature Page - Amendment No. 3 to Management Agreement-Page 2
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